UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Under Rule 14a-12

The Southern Company

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735	Your Vote Counts! THE SOUTHERN COMPANY 2021 Annual Meeting Vote by May 25, 2021 11:59 PM ET

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You invested in THE SOUTHERN COMPANY and it's time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 26, 2021.

Get informed before you vote
View the proxy statement and the annual report online OR you can receive a free paper or email copy of the material(s) by requesting a copy prior to May 12, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 26, 2021 10:00 a.m., ET
Virtually at: www.virtualshareholdermeeting.com/SO2021

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	Elect 13 Directors:

1a.	Janaki Akella	For
1b.	Juanita Powell Baranco	For
1c.	Henry A. Clark III	For
1d.	Anthony F. Earley, Jr.	For
1e.	Thomas A. Fanning	For
1f.	David J. Grain	For
1g.	Colette D. Honorable	For
1h.	Donald M. James	For
1i.	John D. Johns	For
1j.	Dale E. Klein	For
1k.	Ernest J. Moniz	For
1l.	William G. Smith, Jr.	For
1m.	E. Jenner Wood III	For
2.	Advisory vote to approve executive compensation	For
3.	Approve the 2021 Equity and Incentive Compensation Plan	For
4.	Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2021	For
5.	Approve an amendment to the Restated Certificate of Incorporation to reduce the supermajority vote requirement to a majority vote requirement	For

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